UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2005



                             Atrium Companies, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                     333-20095               75-2642488

(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)



            3890 West Northwest Highway, Suite 500, Dallas, TX          75220
               (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (214) 630-5757


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

Atrium Companies, Inc. (the "Company") is filing as Exhibit 99.1 hereto the Company's unaudited consolidated balance sheet as of March 31, 2005, unaudited consolidated statement of operations for the fiscal quarter ended March 31, 2005 (with reconciliation) and unaudited consolidated statement of cash flows for the fiscal quarter ended March 31, 2005 (collectively, the "Unaudited Financial Statements"). The Unaudited Financial Statements, which have not been subject to review by the Company's independent auditors, have been prepared on the basis of information currently available to the Company as of the date of this Current Report on Form 8-K. Readers are cautioned that the Unaudited Financial Statements remain subject to completion of the audit of the Company's financial statements as of and for the year ended December 31, 2004 by the Company's current auditors, the completion of the SAS 100 review of the Company's financial statements as of and for the quarter ended March 31, 2005 by the Company's current auditors and the restatement of the Company's financial statements as of and for the year ended December 31, 2003 and the reissuance of the audit opinion on such financial statements by the Company's former auditors. Thus, there can be no assurance that following completion of the aforementioned audit, review and restatement, the Unaudited Financial Statements will not be subject to restatements or correcting adjustments.

On July 13, 2005, the Company's parent, ACIH, Inc. ("ACIH"), received a notice of default from the trustee under ACIH's indenture governing its 11 1/2% Senior Discount Notes due 2012 related to ACIH's failure to deliver 2004 audited financial statements by March 31, 2005 and its failure to deliver 1st Quarter 2005 unaudited financial statements by May 15, 2005. In its Current Reports on Form 8-K filed by the Company on April 4 and May 20, 2005, the Company previously disclosed the delay in delivering its 2004 audited financial statements and 1st Quarter 2005 unaudited financial statements due to ongoing procedures being performed for the restatement of the Company's 2003 financial statements by its former auditors and for the 2004 audit of the Company and ACIH by its current auditors. Failure to remedy the defaults within 30 days of the date of the trustee's notice would result in events of default under the indenture. ACIH anticipates making a consent solicitation to its noteholders seeking a waiver of the foregoing defaults. The failure to obtain a waiver could result in an acceleration of the notes and could have a material adverse effect on the Company.

Item 9.01         Financial Statements and Exhibits

(c)     Exhibits

        99.1 Unaudited Consolidated Balance Sheet as of March 31, 2005, Unaudited Consolidated Statement of Operations for the Fiscal Quarter Ended March 31, 2005 (with reconciliation) and Unaudited Consolidated Statement of Cash Flows for the Fiscal Quarter Ended March 31, 2005.


The information in this Current Report on Form 8-K (this "Current Report") and the Exhibit attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            ATRIUM COMPANIES, INC.



Date:  July 14, 2005
                            By: /s/ Philip J. Ragona
                               -------------------------------------------------
                               Name:  Philip J. Ragona
                               Title:  Senior Vice President and General Counsel

                               Index to Exhibits
                               -----------------


Exhibit No.       Description
--------------------------------------------------------------------------------

   99.1* Unaudited Consolidated Balance Sheet as of March 31, 2005, Unaudited Consolidated Statement of Operations for the Fiscal Quarter Ended March 31, 2005 (with reconciliation) and Unaudited Consolidated Statement of Cash Flows for the Fiscal Quarter Ended March 31, 2005.


*Filed herewith.